EXHIBIT 99.2


               FORBEARANCE AGREEMENT, CONSENT AND THIRD AMENDMENT

      This Forbearance Agreement, Consent and Third Amendment dated as of January ___, 2001 (this "AGREEMENT") is by and between The York Group, Inc., a Delaware corporation (the "COMPANY"), and The Variable Annuity Life Insurance Company, a Texas corporation (the "PURCHASER", and together with its successors and assigns and any holder of Notes (as such term is defined below), the "HOLDERS").

                                 INTRODUCTION

      A. The Company and the Purchaser are parties to the Senior Note Purchase Agreement dated as of June 30, 1994, as amended by a First Amendment dated as of August 12, 1999 and a Second Amendment dated as of May 12, 2000, and as modified and supplemented by certain temporary waivers executed since May 12, 2000 (as so amended, modified or supplemented, the "NOTE PURCHASE AGREEMENT"), pursuant to which the Company issued and sold to the Purchaser $25,000,000 aggregate principal amount of the Company's Senior Secured Notes due June 30, 2004 (the "NOTES").

      B. As of the date hereof, the Purchaser remains the owner and holder of all issued and outstanding Notes.

      C. The Company and the Purchaser wish to, subject to the terms and conditions of this Agreement, (1) acknowledge the existence of certain Defaults and Events of Default (each as defined in the Note Purchase Agreement), (2) provide for a temporary forbearance period during which the Holders agree not to take action with respect to such existing Defaults and Events of Default, and
(3) amend certain provisions of the Note Purchase Agreement.

      THEREFORE, the Company and the Purchaser hereby agree as follows:

      Section 1. DEFINITIONS; REFERENCES. Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Note Purchase Agreement has the meaning assigned to such term in the Note Purchase Agreement.

      Section 2. FORBEARANCE; CONSENTS; AMENDMENTS TO NOTE PURCHASE AGREEMENT.

            (a) FORBEARANCE.

            (i) The Company hereby acknowledges the existence of the following Defaults and Events of Default (collectively, the "EXISTING DEFAULTS"):

                  (A) the Company's noncompliance with Section 4.1 of the Note
            Purchase Agreement requiring a partial prepayment of the outstanding principal of the Notes on December 31, 2000;
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                  (B) the Company's noncompliance with the interest payment
            terms of the Notes with respect to payments due on July 31, 2000, August 31, 2000, September 30, 2000, October 31, 2000, November 30, 2000 and December 31, 2000;

                  (C) the Company's noncompliance with Sections 6.1(a), (b), (c)
            and (e) of the Note Purchase Agreement with respect to financial reporting specified therein;

                  (D) the Company's noncompliance with Section 6.2 of the Note
            Purchase Agreement with respect to compliance with the State of Georgia's Environmental Laws;

                  (E) the Company's noncompliance with the requirements of
            Section 7.13 of the Note Purchase Agreement for the calendar months ended September 30, 2000, October 31, 2000, November 30, 2000 and December 31, 2000;

                  (F) the Company's noncompliance with the requirements of
            Section 7.2 of the Note Purchase Agreement for the calendar months ended June 30, 2000, July 31, 2000, August 31, 2000, September 30, 2000, October 31, 2000, November 30, 2000 and December 31, 2000;

                  (G) the Company's noncompliance with the requirements of
            Section 7.15 of the Note Purchase Agreement for the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000;

                  (H) the Company's noncompliance with the requirements of
            Section 6.14 of the Note Purchase Agreement and Section 4.06 of the Security Agreement due to the Company's withdrawal of all funds held in the Concentration Account, the Company's failure to deposit, on a daily basis, all receipts and deposits into such Concentration Account, and the Company's failure to provide an Acceptable Security Interest in the Company's and its Subsidiaries' bank accounts;

                  (I) the Event of Default arising under Section 9.1(f) of the
            Note Purchase Agreement with respect to payment of scheduled principal and interest due on December 31, 2000 to the Lenders under the Credit Agreement;

                  (J) the Event of Default arising under Section 9.1(f) of the
            Note Purchase Agreement with respect to payment of principal and interest due on certain subordinated Debt due on November 30, 2000 and December 31, 2000; and

                  (K) notwithstanding anything herein to the contrary, with
            respect to (D) and (J) above, the continued or further noncompliance of the types of noncompliance set forth with respect to (D) and (J) above of the Company with

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            respect to the matters set forth in such subsections shall be deemed to be an "Existing Default".

            (ii) The Holders hereby agree, subject to the terms of this Agreement, to forbear from exercising any of their rights and remedies under any of the Financing Documents (other than those under Section 6.9 of the Note Purchase Agreement, it being agreed that the Existing Defaults constitute Events of Default that have occurred and are continuing for purposes of such Section 6.9) arising solely as a result of the Existing Defaults, including any rights to accelerate payments, to enforce security interests, to file an involuntary bankruptcy petition against the Company or any of its subsidiaries, or to enforce the obligations under the Financing Documents until the date (the "FORBEARANCE TERMINATION DATE") that is the earlier to occur of (A) June 30, 2001, and (B) the date of the occurrence of a Forbearance Default (as defined below).

            (iii) The forbearance by the Holders described above is contingent upon the satisfaction of the conditions precedent set forth below and is limited to the Existing Defaults. This forbearance is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of the Existing Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Note Purchase Agreement or in any of the other Financing Documents. The Holders reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Note Purchase Agreement or any other provision of any Financing Document.

            (iv) The Company hereby further agrees and acknowledges that (A) the Existing Defaults have not been permanently waived as a result of this Agreement and that such forbearance is temporary in nature, and (B) concurrent with the Forbearance Termination Date, all rights and remedies of the Holders enjoined as a result of this Section 2(a) shall be reinstated.

            (v) The following shall constitute a "FORBEARANCE DEFAULT" under this Agreement:

                  (A) the failure of the Company to comply with any covenant or agreement contained in this Agreement; or

                  (B) any representation or warranty contained in this Agreement shall be incorrect in any material respect; or

                  (C) the existence of any Default or Event of Default (other than an Existing Default); or

                  (D) the existence of any Default or Event of Default (each as defined in the Credit Agreement) under the Credit Agreement, and the Agent or the Lenders shall have exercised (or attempted to exercise) any rights or remedies in respect of

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            such Default or Event of Default or otherwise taken (or attempted to take) any action with respect thereto; or

                  (E) any holder of the Debt evidenced by (i) that certain
            Promissory Note (Renewal and Extension) issued by the Company to Houston Casket Company in the face principal amount of $1,500,000, made effective January 17, 2000 and given in renewal and extension of a certain Promissory Note in like face principal amount dated January 17, 1997, or (ii) that certain Promissory Note (Renewal and Extension) issued by the Company to North Texas Casket Company in the face principal amount of $1,000,000, made effective January 17, 2000 and given in renewal and extension of a certain Promissory Note in like face principal amount dated January 17, 1997 (collectively, the "NONPAYABLE SUBORDINATED DEBT"), shall exercise any rights or remedies (including, without limitation, acceleration of any such Nonpayable Subordinated Debt) or take any enforcement action or action toward collection of any of such Nonpayable Subordinated Debt.

      (b) INTEREST RATES. Effective September 1, 2000, the Notes shall bear interest (i) from September 1, 2000 through and including October 31, 2000 at a rate per annum of 8.87% and (ii) from and after November 1, 2000 at a rate per annum of 11.02%; PROVIDED, that if an Event of Default shall have occurred and be continuing (excluding an Existing Default during the Forbearance Period), the Notes shall bear interest (after giving effect to the increases set forth below, if any) at the Default Rate. Notwithstanding the foregoing, the interest rate applicable to the Notes shall, in addition to the Default Rate (if applicable), be subject to the following potential separate and distinct increases:

            (i) an increase of 0.25% to the interest rate then in effect with respect to the Notes will occur on February 15, 2001 if cumulative asset sales of the Company and its Subsidiaries from the date of this Agreement through such date do not result in aggregate principal reductions (attributable to the mandatory prepayments associated with such asset sales) of at least $10,000,000 with respect to all Indebtedness (as defined in the Intercreditor Agreement);

            (ii) an increase of 0.25% to the interest rate then in effect with respect to the Notes will occur on March 31, 2001 if cumulative asset sales of the Company and its Subsidiaries from the date of this Agreement through such date do not result in aggregate principal reductions (attributable to the mandatory prepayments associated with such asset sales ) of at least $18,000,000 with respect to all Indebtedness (as defined in the Intercreditor Agreement); and

            (iii) an increase of 0.25% to the interest rate then in effect with respect to the Notes will occur on May 31, 2001 if the Holders are not provided with a commitment letter or letters reasonably satisfactory to the Holders in their sole and absolute discretion with respect to a financing package sufficient to prepay in full the Notes and all other

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      obligations owing to the Holders and the Collateral Agent under the
      Financing Documents on or before June 30, 2001.

Each of the foregoing increases shall be effective as of the respective dates for such increases set forth above and shall apply to all Notes. All accrued and unpaid interest arising on or prior to the Effective Date as a result of the foregoing increases shall be paid by the Company on the Effective Date. In order to evidence the increase in the interest rate to be borne by the Notes from and after September 1, 2000, the form of Note annexed as Exhibit A to the Note Purchase Agreement is hereby amended, effective as of the Effective Date (as hereinafter defined), to read in its entirety as set forth on ANNEX A attached hereto.

Notwithstanding the foregoing, for purposes of calculating any Make-Whole Premium Amount, and for no other purpose, the interest rate shall be deemed to be 7.87% per annum.

      (c) REFINANCING OF OTHER INDEBTEDNESS. It is the intent of the parties hereto that the Notes and all other obligations owing to the Holders and the Collateral Agent under the Financing Documents shall be prepaid in full simultaneously with any refinancing of the Company's obligations under the Credit Agreement and related documents, whether such refinancing occurs upon the stated maturity of such obligations or otherwise. Accordingly, Section 9.1 of the Note Purchase Agreement is hereby amended, effective as of the Effective Date, by adding the following new subsection (p) at the end thereof:

            "(p) The Debt and other obligations of the Company outstanding under the Credit Agreement and related documents shall have been refinanced, in whole or in part, whether at the stated maturity of such Debt or otherwise, unless prior to or concurrently with such refinancing all principal of, interest on and Make-Whole Premium Amount (if any) in respect of the Notes, together with all other obligations of the Company and the Guarantors owing to the Holders and the Collateral Agent under the Financing Documents, shall have been prepaid in full."

      (d) DEFAULT INTEREST RATE. Effective as of the Effective Date:

            (i) Section 9.5 of the Note Purchase Agreement is hereby amended by deleting the words and punctuation "shall bear interest at a rate per annum (the "Default Rate") equal to 11.37%" at the end of the first sentence thereof and replacing them with the following: "shall bear interest at the Default Rate"; and

            (ii) Section 12.1 of the Note Purchase Agreement is hereby amended by inserting the following definition in the appropriate alphabetical position:

            ""Default Rate" shall mean, at any time upon the occurrence of an Event of Default and until such Event of Default has been cured or waived in writing, a rate of interest per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law and (ii) 2.0% over the rate of interest in effect immediately prior to such Event of Default."

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      (e) MANDATORY PREPAYMENT SCHEDULE. Effective as of the Effective Date,
Section 4.1 of the Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

            "4.1 MANDATORY PREPAYMENTS. The Notes shall be subject to mandatory prepayment as follows: on January 31, 2001 and on the last day of each month thereafter to and including May 31, 2004 (so long as the Notes shall be outstanding), the Company will prepay $148,809.52 of the aggregate principal amount of the Notes or, if the unpaid balance thereof is less, then such other amount as may be then currently outstanding. The entire remaining principal amount of the Notes shall become due and payable on June 30, 2004. Each such prepayment under this SECTION 4.1 shall be at the principal amount so to be prepaid, together with accrued interest thereon to the date of such prepayment, without premium or prepayment charge."

In addition to the $148,809.52 scheduled mandatory prepayment due and payable on May 31, 2001, the Company shall also pay on such date, without premium or prepayment charge, an amount equal to $2,500,000 to the Holders and the Lenders under the Credit Agreement, which amount shall be paid to the Collateral Agent and distributed to the Holders and such Lenders in accordance with their respective Pro Rata Shares (as defined in the Intercreditor Agreement) and applied, in the case of distributions to the Holders, to prepayment of the outstanding principal amount of the Notes in accordance with Section 4.2(c) of the Agreement.

Notwithstanding Section 4.1 of the Note Purchase Agreement, as amended hereby, the Company shall be credited with, and shall be deemed to have made a mandatory prepayment in respect of, the $148,809.52 scheduled mandatory payment due and owing on January 31, 2001 to the extent (but only to the extent) that mandatory prepayments are made in respect of the Notes on or before January 31, 2001 as a result of asset Transfers permitted by this Agreement. To the extent that such asset Transfers do not result in the prepayment of at least $148,809.52 in aggregate principal amount of the Notes on or before January 31, 2001, the Company shall still be required to pay the shortfall amount on January 31, 2001. The deemed credit provided for in this Section 2(e) shall only exist with respect to the January 31, 2001 scheduled mandatory prepayment, and no other mandatory prepayments of the Notes as a result of asset Transfers permitted by this Agreement shall be credited against future scheduled mandatory prepayments under Section 4.1 of the Note Purchase Agreement.

It is understood that certain post-closing purchase price adjustments may occur within the 90-day period following each asset sale of the Company or its Subsidiaries under the terms of the relevant asset purchase documents. If as a result of a post-closing purchase price adjustment the Company owes a rebate to the relevant purchaser, then (i) the Company (or such Subsidiary) shall pay such rebate to the relevant purchaser and (ii) the Company shall receive a credit against its future mandatory prepayment obligations owing in respect of the Indebtedness (such credit to be allocated on a pro rata basis by the holders of all Indebtedness under the Intercreditor Agreement) in an amount equal to the relevant percentage (either 80% or 90% depending on the amount originally received by the Collateral Agent with respect to the relevant asset sale) of such

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rebate payment (but only to the extent such rebate payment is actually made).
If, however, as a result of such post-closing purchase price adjustment the Company receives an additional payment from the relevant purchaser as additional amounts owing in respect of the purchase price, then the relevant percentage of such amounts (80% or 90%, as applicable) shall be paid to the Collateral Agent and applied to the Indebtedness in accordance with the terms of this Agreement and the Intercreditor Agreement.

      (f) FEES. The Company shall pay to the Purchaser an amendment fee of $39,000, payable in installments as follows: (i) $13,000 on January 31, 2001,
(ii) $13,000 on March 31, 2001, and (iii) $13,000 on May 31, 2001; PROVIDED,
that the May 31, 2001 installment shall be deemed to be waived by the Holders if, on or before May 31, 2001, the Holders are provided with a commitment letter reasonably satisfactory to the Holders in their sole and absolute discretion with respect to a financing package sufficient to prepay in full the Notes and all other obligations owing to the Holders and the Collateral Agent under the Financing Documents on or before June 30, 2001.

Under Section 7 of the Second Amendment dated as of May 12, 2000, the Company was required to pay a portion of the amendment fee specified therein on August 31, 2000. Notwithstanding this requirement, the Company failed to pay the total amount of the portion of such amendment fee that was due on such date. The Purchaser hereby waives its right to receive the remaining unpaid amount of the portion of such amendment fee that was due on such date.

      (g) RESTRICTED PAYMENTS. From and after the Effective Date, the Company shall not redeem, purchase or otherwise acquire any shares of its capital stock or declare or pay any dividends on its capital stock (other than dividends paid in kind) or make any distribution or payment to shareholders, or set aside funds for any such purpose. In addition, neither the Company nor any of its Subsidiaries may make any payment in respect of, or defease or establish any sinking fund related to, any Debt subordinated to the Notes and other obligations under the Financing Documents or any seller notes or Debt representing the deferred purchase price to be paid in connection with any Acquisition, including, without limitation, the Nonpayable Subordinated Debt; PROVIDED, that the Company and its Subsidiaries may make payments in respect of Debt owing to (i) William W. Grubbs, Jr., (ii) Roger W. Sevedge, Trustee for the Roger W. Sevedge Revocable Living Trust, (iii) William H. Boies, Trustee for the William H. Boies Trust, and (iv) W. Howard Ayers, in each case which is subordinated to the Notes and other obligations under the Financing Documents (collectively, the "PAYABLE SUBORDINATED DEBT"), which payments (A) may not exceed $1,080,000 in the aggregate, (B) shall pay in full all principal, interest and other obligations outstanding with respect to such Debt, and (C) must be made in conjunction with the sale of assets by the Company or its Subsidiaries to the holders of such Debt or their Affiliates. This Section supersedes Section 7.4(a) of the Note Purchase Agreement.

      (h) ASSET SALES. Notwithstanding the provisions of Section 7.6 of the Note Purchase Agreement, the Company shall be permitted to consummate sales of the assets described in the attached SCHEDULE I-A on the following terms and conditions:

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            (i) all such asset sales must be made for cash consideration only and shall otherwise be on terms and conditions (including price) as specified in SCHEDULE I-A; any deviation in price or any other material term or condition shall require the consent of the Required Holders;

            (ii) the Holders shall have received copies of the purchase and sale documents (and all amendments and schedules thereto) certified by an officer of the Company as being complete, true and correct at least three Business Days in advance of the closing date of such sale (which period may be shortened in the sole discretion of the Required Holders), and such documents shall be in form and substance satisfactory to the Required Holders in their sole reasonable discretion;

            (iii) 90% (or, if a Triggering Event under the Intercreditor Agreement shall have occurred and be continuing, 100%) of the Net Cash Proceeds from Assets received from all such asset sales consisting of real property assets located in (or related to) the Company's or its Subsidiaries' operations in New Orleans, Louisiana, Portland, Oregon, Aiken, South Carolina, or Richmond, Indiana shall, upon receipt, be deposited with the Collateral Agent to be applied to the Indebtedness (as defined in the Intercreditor Agreement) in accordance with the terms of the Intercreditor Agreement, or if the Intercreditor Agreement shall have been terminated and all Indebtedness has been repaid, such amounts shall be returned to the Company and its Subsidiaries; and

            (iv) 80% (or, if a Triggering Event under the Intercreditor Agreement shall have occurred and be continuing, 100%) of the Net Cash Proceeds from Assets received from all such asset sales consisting of assets located in (or related to) the Company's or its Subsidiaries' operations OTHER THAN those referred to in clause (iii) above shall, upon receipt, be deposited with the Collateral Agent to be applied to the Indebtedness (as defined in the Intercreditor Agreement), or if the Intercreditor Agreement shall have been terminated, such amounts shall be returned to the Company and its Subsidiaries.

All proceeds received from asset sales permitted by this Section 2(h) shall be detailed in writing by the Company to the Collateral Agent and the Holders as to which proceeds are attributable to sales of working capital assets, and which proceeds are proceeds attributable to sales of non-working capital assets. All proceeds of sales of assets (regardless of whether they are working capital assets or non-working capital assets) that are paid to the Holders shall be applied to prepayment of the outstanding principal amount of the Notes in accordance with Section 4.2(a) or Section 4.2(b), as applicable, of the Agreement.

The Company agrees that it shall consummate, or cause its Subsidiaries to consummate, asset sales with respect to all or a portion of the asset sales described in the attached SCHEDULE I-A to the extent necessary for the Company (or its Subsidiaries ) to obtain on or before April 30, 2001 gross proceeds from such asset sales in an amount equal to at least $10,000,000, and the corresponding identified percentage of Net Cash Proceeds from Assets resulting from such asset sales shall have been paid to the Collateral Agent by such date.

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No other asset sales or other Transfers shall be permitted other than those described above and those described in clauses (a), (b), (c) and (d) of Section
7.6 of the Note Purchase Agreement. The Company has indicated a desire to sell some or all of the assets listed on SCHEDULE I-B. Upon receipt of letters of intent or other indication of commitment with respect to any of such assets the Collateral Agent will discuss with representatives of the Company the terms and conditions upon which the Collateral Agent may recommend to the Holders and the Lenders under the Credit Agreement the release of Liens in favor of the Holders and such Lenders.

Upon the sale, disposition or other Transfer of any asset permitted in accordance with this Section 2(h) and so long as no Default or Event of Default (other than the Existing Defaults) shall have occurred and be continuing (or would be occasioned thereby), then the Collateral Agent shall be permitted to, and shall, at the expense of the Company and without the consent of any Holder, execute and deliver such releases or terminations (or similar instruments) as may be reasonably necessary in order to consummate such sale, disposition or Transfer.

      (i) FINANCIAL COVENANTS. Notwithstanding the terms of the Note Purchase Agreement, none of Sections 7.2, 7.13, 7.14 or 7.15 of the Note Purchase Agreement shall apply for fiscal periods ending after the date of this Agreement and on or before the end of the Forbearance Period. All other covenants contained in the Note Purchase Agreement and the other Financing Documents shall, subject to the modifications contained in this Agreement, remain in full force and effect and must be complied with by the Company and its Subsidiaries. Additionally, this Section 2(i) shall have no effect on the Existing Defaults comprised of previous financial covenant breaches and such Existing Defaults shall continue to exist, subject to the terms of this Agreement, during the Forbearance Period.

      (j) [INTENTIONALLY OMITTED.]

      (k) LEASED PROPERTIES. If the Company or any of its Subsidiaries enters into any operating lease or capital lease with any other Person, with the Company or such Subsidiary being the lessor and such other Person being the lessee, then the Company or such Subsidiary, as applicable, shall execute such Security Documents and such other documents, agreements, certificates, opinions or other instruments as the Collateral Agent may reasonably request in order to cause the Collateral Agent to be satisfied that it has an Acceptable Security Interest in such lease for the benefit of the Collateral Agent, the Holders, and the Agent and the Lenders under the Credit Agreement.

      (l) BANK ACCOUNTS. The Company shall cause its primary operating account to be Account No. 00100281782 maintained with The Chase Manhattan Bank ("CONCENTRATION ACCOUNT"), and shall take all action reasonably necessary to cause the Collateral Agent to have an Acceptable Security Interest in the Concentration Account, and each of the Company and its Subsidiaries shall, unless the Collateral Agent and the Required Holders agree otherwise, cause each depository where their other bank accounts are maintained to executed and deliver (within 30 days of their receipt thereof) a bank account agreement in form and substance satisfactory to the Collateral Agent and the Required Holders providing for, among other things, the grant of an

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Acceptable Security Interest in favor of the Collateral Agent in each such bank account (and the amounts contained therein).

      Section 3. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Holders as of the Effective Date as follows:

      (a) ORGANIZATION, AUTHORIZATION, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Note Purchase Agreement and Notes (each as amended hereby). The execution and delivery of this Agreement and the performance of this Agreement and the Note Purchase Agreement and Notes (each as amended hereby) have been duly authorized by all necessary action on the part of the Company. This Agreement and the Note Purchase Agreement and Notes (each as amended hereby) are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      (b) COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. Except with respect to payments by the Company in respect of the Nonpayable Subordinated Notes, which are prohibited under Section 2(g) of this Agreement, the execution, delivery and performance by the Company of this Agreement and the Note Purchase Agreement and Notes (each as amended hereby) do not and will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any of its Subsidiaries under, an indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any of its Subsidiaries is bound or by which the Company or any of its Subsidiaries or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any of its Subsidiaries or
(iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries.

      (c) GOVERNMENTAL AUTHORIZATION, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required for the validity of the execution, delivery or performance by the Company of this Agreement or the Note Purchase Agreement or Notes (each as amended hereby).

      (d) NO DEFAULT, ETC. Except as described in this Agreement, no Event of Default or Default has occurred and is continuing, and except (i) as described in the Forbearance Agreement and Consent dated as of even date herewith among the Company, the Agent and the Lenders under the Credit Agreement (the "CREDIT AGREEMENT FORBEARANCE AGREEMENT") with respect to certain Defaults or Events of Default (as such terms are defined in the Credit

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Agreement) under the Credit Agreement, (ii) with respect to the Company's failure to make payments of interest on the Nonpayable Subordinated Debt prior to the Effective Date as and when the same became due and (iii) with respect to the Company's failure to make payments of principal and interest on the Payable Subordinated Debt prior to the Effective Date as and when the same became due, neither the Company nor any of its Subsidiaries is in default (whether or not waived) in the performance or observance of any of the terms, covenants or conditions contained in any instrument evidencing any Indebtedness and there is no pending request by the Company (except pursuant to this Agreement and the Credit Agreement Forbearance Agreement) or any of its Subsidiaries for any amendment or waiver in respect of any contemplated or possible default with respect to such Indebtedness and no event has occurred and is continuing which, with notice or lapse of time or both, would become such a default.

      (e) NO UNDISCLOSED FEES. The Company has not, directly or indirectly, paid or caused to be paid any consideration (as supplemental or additional interest, a fee or otherwise) to any holder of Notes or other Indebtedness in order to induce such holder to enter into this Agreement or give its forbearance and consent as requested by the Credit Agreement Forbearance Agreement or take any other action in connection with the transactions contemplated hereby or thereby, nor has the Company agreed to make any such payment, except as contemplated by the Credit Agreement Forbearance Agreement and Section 2(f) of this Agreement.

      Section 4. REAFFIRMATION OF GUARANTORS. Each of the Guarantors hereby (a) consents, acknowledges and agrees to the terms of this Agreement, (b) confirms and agrees that the Subsidiary Guarantee to which it is a party is, and shall continue to be, in full force and effect and is hereby confirmed, (c) represents that it has no defenses to the enforcement of such Subsidiary Guarantee and (d) ratifies such Subsidiary Guarantee in all respects. The execution and delivery of this Agreement by the Guarantors and the ratification of the Subsidiary Guarantees effected thereby does not indicate or establish a requirement that such Subsidiary Guarantees require any Guarantor's approval of amendments to the Note Purchase Agreement, but has been furnished to the Holders as a courtesy at the request of the Holders.

      Section 5. EFFECTIVENESS. This Agreement shall become effective, and the amendments, consents and forbearance provisions provided for herein shall be effective as provided herein, on the date (the "EFFECTIVE DATE") on which all of the following conditions precedent shall have been satisfied:

      (a) EXECUTED AGREEMENT. The Company and the Guarantors shall have delivered duly and validly executed originals (unless otherwise indicated) of this Agreement to the Purchaser;

      (b) DOCUMENTS EVIDENCING AUTHORIZATION, ETC. The Company shall have delivered to the Purchaser:

            (i) copies, certified as of the date of this Agreement by a Responsible Officer of the Company of (A) the resolutions of the Board of Directors of the Company approving this Agreement, (B) the certificate of incorporation and bylaws of the

      Company, and (C) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Financing Documents (PROVIDED that in lieu of delivering the certified copies of the certificate of incorporation and bylaws of the Company, such Responsible Officer may certify that the certified copies of such documents delivered to the Purchaser in connection with the Second Amendment dated as of May 12, 2000 remain in full force and effect and have not been terminated amended, restated, supplemented or otherwise modified since such earlier certification date); and

            (ii) certificates of a Responsible Officer of each of the Company and its Subsidiaries certifying the names and true signatures of officers of each such Person authorized to sign this Agreement and the other Financing Documents to which each such Person is a party.

      (c) PROCEEDINGS. All proceedings taken by the Company and the Guarantors in connection with the transactions contemplated hereby and all documents and papers incident thereto shall be satisfactory to the Purchaser, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents and papers, all in form and substance satisfactory to the Purchaser, as the Purchaser or its special counsel may reasonably request in connection therewith.

      (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 of this Agreement shall be true on and as of the Effective Date as though such representations and warranties had been made on and as of the Effective Date, and the Purchaser shall have received a certificate of a senior financial officer of the Company, dated the Effective Date, to such effect.

      (e) OPINION OF COUNSEL. The Purchaser shall have received an opinion, dated the Effective Date, addressed to the Purchaser and otherwise satisfactory in form, scope and substance to the Purchaser and its special counsel, from Locke, Liddell & Sapp LLP, covering such matters incident to the transactions contemplated hereby as the Purchaser may reasonably request.

      (f) CREDIT AGREEMENT CONSENT AND FORBEARANCE AGREEMENT. The Company shall have delivered to the Purchasers duly and validly executed copies of (i) a consent to this Agreement from the Administrative Agent and the Lenders under the Credit Agreement and (ii) the Credit Agreement Forbearance Agreement, each in form and substance satisfactory to the Purchaser, the conditions to effectiveness thereof shall have been satisfied, and the Purchaser shall have received copies of all certificates, legal opinions and other documentation provided in connection with such effectiveness.

      (g) PAYMENT OF FEES. The Company shall have paid to the Purchaser or its special counsel, as applicable, the fees and disbursements contemplated by
Section 7 of this Agreement.

      (h) PAYMENT OF ACCRUED INTEREST. The Company shall have paid to the Purchaser all accrued and unpaid interest on the Notes through (but not including) the Effective Date, both as described in Section 2(a)(i)(B) of this Agreement and arising as a result of the interest rate increases described in
Section 2(b) of this Agreement.

      Section 6. EXCHANGE OR NOTATION OF NOTES. On or after the Effective Date and in any case prior to any transfer of the Purchaser's outstanding Note, the Purchaser shall either make a notation of the amendment to such Note pursuant to this Agreement, or surrender such Note in exchange for a new Note in accordance with Section 11.3 of the Note Purchase Agreement. Any Note executed and delivered on or after the Effective Date shall be in the form of ANNEX A hereto.

      Section 7. EXPENSES. Without limiting the generality of Section 13.1 of the Note Purchase Agreement, the Company agrees, whether or not the transactions contemplated hereby are consummated, to (a) pay the reasonable fees and disbursements of Baker Botts L.L.P., the Purchaser's special counsel, for their services rendered in connection with such transactions and with respect to this Agreement and any other document delivered pursuant to this Agreement and (b) reimburse the Purchaser for its reasonable out-of-pocket expenses in connection with the foregoing.

      Section 8. EFFECT ON FINANCING DOCUMENTS; ACKNOWLEDGMENTS AND AGREEMENTS.

      (a) Except as amended hereby, the Note Purchase Agreement and the other Financing Documents remain in full force and effect. Nothing herein shall act as a waiver of any of the Collateral Agent's or the Holders' rights under the Financing Documents.

      (b) This Agreement is a Financing Document for the purposes of the provisions of the other Financing Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Financing Documents.

      (c) THE COMPANY ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS UNDER THE FINANCING DOCUMENTS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT. IN ADDITION, EACH OF THE COMPANY AND ITS SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE COLLATERAL AGENT, ANY OF THE HOLDERS, LEGAL COUNSEL TO THE COLLATERAL AGENT OR THE HOLDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE

NOTE PURCHASE AGREEMENT OR THE OTHER FINANCING DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AGREEMENT. THE COMPANY HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 8(C), AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AGREEMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

      (d) THE HOLDERS HEREBY EXPRESSLY RESERVE ALL OF THEIR RIGHTS, REMEDIES, AND CLAIMS UNDER THE FINANCING DOCUMENTS. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT SHALL CONSTITUTE A WAIVER OR RELINQUISHMENT
(I) OF ANY DEFAULT OR EVENT OF DEFAULT (INCLUDING, WITHOUT LIMITATION, ANY EXISTING DEFAULT) UNDER ANY OF THE FINANCING DOCUMENTS, (II) OF ANY OF THE AGREEMENTS, TERMS OR CONDITIONS CONTAINED IN THE FINANCING DOCUMENTS, (III) OF ANY RIGHTS OR REMEDIES OF THE COLLATERAL AGENT OR THE HOLDERS WITH RESPECT TO THE FINANCING DOCUMENTS, OR (IV) OF THE RIGHTS OF THE COLLATERAL AGENT AND THE HOLDERS TO COLLECT THE FULL AMOUNTS OWING TO THEM UNDER THE FINANCING DOCUMENTS.

      Section 9. CHOICE OF LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

      Section 10. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      THIS WRITTEN AGREEMENT AND THE FINANCING DOCUMENTS, AS DEFINED IN THE NOTE PURCHASE AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

      EXECUTED as of the ___ day of January, 2001.

                                    COMPANY AND GUARANTORS:

                                    THE YORK GROUP, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    COLONIAL GUILD TRADE COMPANY, INC.
                                    DIXIE VAULT TRADE COMPANY, INC.
                                    DOODY TRADE COMPANY, INC.
                                    ELDER DAVIS, INC.
                                    ELDER DAVIS TRADE COMPANY, INC.
                                    OMC INDUSTRIES, INC.
                                    PUGET SOUND CASKET CO.
                                    STAR MANUFACTURING CORPORATION
                                    THE DOODY GROUP, INC.
                                    T.Y.G. COMPANY, INC.
                                    T.Y.G. TRADE COMPANY, INC.
                                    T.Y.G. TRADE II COMPANY, INC.
                                    WEST POINT CASKET COMPANY
                                    DIXIE VAULT COMPANY, INC.
                                    WEST POINT TRADE COMPANY, INC.
                                    YORK AGENCY, INC.
                                    YORK ACQUISITION CORP.
                                    YORK BRONZE COMPANY
                                    (For purposes of Sections 4 and 8 only)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    PURCHASER:

                                    THE VARIABLE ANNUITY LIFE INSURANCE
                                      COMPANY


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________